Consolidated Statements of Loss and Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income
Subcontract revenue		$ 3
Interest income	188	222
Total Revenue	188	225
Expenses
Research and development	23,080	19,904
General and administrative	16,020	11,344
Government assistance (note 5)	(3,230)	(4,991)
Accreted interest and valuation adjustments (note 10)	907	27
Total Expenses	36,777	26,284
Net loss for the year	(36,589)	(26,059)
Other comprehensive income
Currency translation adjustment (note 2)		2,660
Total comprehesive loss for the year	$ (36,589)	$ (23,399)
Basic and diluted loss per share	$ (0.49)	$ (0.39)
Weighted-average shares outstanding	74,198,439	60,305,264